                                                          Exhibit Number 10.51


Please record and return to:

A. Michael Lee, Esq.
Jones, Day, Reavis & Pogue
303 Peachtree Street, NE
Suite 3500
Atlanta, Georgia 30308

Tax Parcel No. _____________


                              SPECIAL WARRANTY DEED

         THIS SPECIAL WARRANTY DEED (this "Deed") is made as of the, 30th day of August, 1999 by JPS CONVERTER & INDUSTRIAL CORP., a Delaware corporation, successor by merger to JPS Converter and Yam Corp., formerly known as JPS Acquisition and Yam Corp., having an office at 33 Stevens, Greenville, South Carolina 29605 (the "Grantor") to RICHARD N. HODGES having a mailing address of 203 Pell Avenue, Rocky Mount, Virginia 24151 and JIMMY LAW having a mailing address of 203 Pell Avenue, Rocky Mount, Virginia 24151 (collectively, the "Grantee").

                                  WITNESSETH:

         That Grantor, for and in consideration of the sum of $10.00 and for other good and valuable consideration in hand paid to Grantor by Grantee, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee, its successors and assigns, in fee simple, with special warranty of title, all that certain lot or parcel of ground, together with the improvements and appurtenances in anywise belonging, situate, lying and being in Franklin County, Virginia (the "Property"), to-wit:

         See Exhibit "A" attached hereto and incorporated herein by reference.

         This conveyance is expressly made subject to all recorded easements, conditions, restrictions, and agreements to the extent that the same are valid and subsisting and applying to the Property or any part thereof and to such state of facts as would be disclosed by a survey or inspection of the Property.

         TO HAVE AND TO HOLD the Property together with all and singular the appurtenances and hereditaments thereunto belonging or in any wise appertaining, unto Grantee and Grantee's successors and assigns in fee simple forever.

         PROVIDED, HOWEVER, that, by its acceptance hereof, Grantee covenants and agrees that, for a period of two (2) years from the date hereof, Grantee, its legal representatives, successors, and or assigns will not directly or indirectly, compete with Grantor by carrying on a business on the

Property which is substantially similar to the business of weaving synthetic fabrics (the "Business"). Grantor represents and warrants to Grantee that it has been carrying on such Business within one hundred miles of the Property. By its acceptance hereof, Grantee hereby acknowledges that the acquisition of the Property is good and valuable consideration received it for the covenants and undertakings described herein, and such covenants and undertakings are ancillary to the sale of the Property, and such covenants and undertakings shall run with the Property.

         For the purposes of this Deed, the term "compete" shall mean with respect to the Business: (i) managing, supervising, or otherwise participating in a manufacturing, management or sales capacity in the manufacturing, distribution, marketing and sale of synthetic fabrics, (ii) calling on, soliciting, taking away, accepting as a customer or attempting to call on, solicit, take away or accept as a customer any individual, partnership, corporation, limited liability company or association that is or was a customer of Grantor during the twelve calendar month period immediately prior to the date hereof, or (iii) for the period covered hereby, entering into or attempting to enter into any business substantially similar to the Business, either alone or with any individual, partnership, corporation, limited liability company or association.

         For the purposes of this Deed, the words "directly or indirectly" as they modify the word "compete" shall mean (i) acting as an agent, representative, consultant, officer, director, independent contractor, or employee of any entity or enterprise which is competing with the Business, (ii) participating in any such competing entity or enterprise as an owner, partner, limited partner, joint venturer, creditor or stockholder (except as a stockholder holding less than one percent (1%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market), and (iii) communicating to any such competing entity or enterprise the names or addresses or any other information concerning any past, present, or identified prospective broker or customer of Grantor as of the date hereof.

         IN WITNESS WHEREOF, Grantor has caused this Deed to be executed as of the day and year first above written.

                                    GRANTOR:

                                    JPS CONVERTER & INDUSTRIAL CORP., a

                                    Delaware corporation


                                    By: /s/ Reid A McCarter
                                       ---------------------------------
                                       Name:  REID A MCCARTER
                                       Title: President

                                    Attest: T. Dean Holtzclaw
                                           ------------------------------
                                           Name: T. DEAN HOLTZCLAW
                                           Title: Corp. Adm. Mgr.

COMMONWEALTH OF VIRGINIA   ss.
                           ss.
CITY/COUNTY OF ____________ss.


         The undersigned, a Notary Public in and for the aforesaid jurisdiction, does hereby certify that Reid McCartr, the President of JPS CONVERTER & INDUSTRIAL CORP., a Delaware corporation (the "Company"), party to the foregoing Deed, personally appeared before me in said jurisdiction, being personally well known to me (or satisfactorily proven) as the President of the Company and acknowledged said Dee to be the act and deed of the aforesaid Company, and the he delivered the same as the President of the Company.

         GIVEN UNDER MY HAND AND SEAL this 30 day of August, 1999.

                                             /s/ Connie S. Hawthorne
                                             ---------------------------------
                                             Notary Public


My Commission Expires:                       [NOTARY SEAL]

7/21/2005
----------------------

                                    EXHIBIT A

                              (legal description)

         All that certain lot, piece or parcel of land, with all improvements thereto belonging, lying and being in the County of Franklin, State of Virginia, and described as follows:

                                    TRACT A

         Beginning at a 1/2" iron pin found located on the Northerly right-of-way of Pell Avenue Route 40 (variable right-of-way) at its intersection with the Easterly right-of-way of Donald Avenue (30 foot right-of-way); thence along the right-of-way of Pell Avenue South 79(degrees) 44'12" West 34.61 feet to a 1/2" iron pin found and the True Point of Beginning; thence along said right-of-way South 80(degrees) 48'09" West 149.63 feet to a point; thence continuing along said right-of-way along a curve to the left an arc distance of
113.96 feet to a railroad spike, said arc having a radius of 598 feet and a chord which bears South 75(degrees) 20'35" West a distance of 113.79 feet; thence leaving said right-of-way North 49(degrees) 48'03" East 230.92 feet to a 1/2" iron pin found; thence South 40(degrees) 11'58" East 126.13 feet to a 1/2" iron pin found and the True Point of Beginning, containing 0.311 acre, and being a portion of the same parcel of land conveyed to JPS Acquisition Converter and Yarn Corp. by deed from J.P. Stevens & Co. Inc., which deed bears date of May 9, 1988, and is of record in the Clerk's Office of the Circuit Court of Franklin County, Virginia, in Deed Book 0431, at page 00006.

         Being the same parcel of land shown in that survey prepared for JPS Converter and Industrial Corp. by Philip W. Nester, Inc., dated August 9, 1999, Job No. 193-99.

                                    TRACT B

         Beginning at a 1/2" iron pin found located on the Northerly right-of-way of Pell Avenue Route 40 (variable right-of-way) at its intersection with the Easterly right-of-way of Donald Avenue (30 foot right-of-way); thence North 40(degrees) 11'58" West 96.91 feet to a 1/2" iron pin found; thence North 23(degrees) 56'58" West 86.40 feet to a 1/2" iron pin found; thence North 07(degrees) 41'55" West 74.30 feet to a 1/2" iron pin found; thence North 40(degrees) 11'58" West 130.10 feet to a 1/2" iron pin found; thence North 61(degrees) 45'01" East 37.58 feet to a fence post; thence North 28 degree 16'28" West 61.70 feet to a point on the Southerly right-of-way of the Norfolk and Southern Railroad (100 foot right-of-way), said point bearing South 28(degrees) 16'28" East 1.21 feet from a 1/2" iron pin found; thence along said right-of-way along a curve to the right an arc distance of 358.92 feet to a point, said arc having a radius of 1383.00 feet and a chord which bears North 66(degrees) 12'43" East a distance of 357.91 feet; thence continuing along said right-of-way North 73(degrees) 38'48" East 550.15 feet to a 1/2" iron pin set, said point bearing South 02(degrees) 58'08" East 2.03 feet from a 1/2" iron pin found; thence leaving said right-of-way South 25(degrees) 37'24" East 369.96 feet to an axle found on the Northerly right-of-way of Pell Avenue Route 40; thence along said right-of-way South 64(degrees) 09'12" West 670.10 feet to a VDOT monument; thence continuing along said right-of-way along a curve to the right an arc distance of 236.60 feet to a 1/2" iron pin found, said arc having a radius of 831.14 feet and a chord which bears South 72(degrees) 18'30" West a distance of 235.80 feet, said point being the point of beginning, containing
9.177 acres and being the same parcel of land conveyed to JPS Acquisition Converter and Yarn Corp. by deed from J.P. Stevens & Co. Inc., which deed bears date of May 9, 1988, and is of record in the Clerk's Office of the Circuit Court of Franklin County, Virginia, in Deed Book 0431, at page 00006.

         Being the same parcel of land shown in that survey prepared for JPS Converter and Industrial Corporation, by Philip W. Nester, Inc., dated August 9, 1999, Job No. 193-99.

St. R. Tax          337.50
Co. R. Tax          112.50
Transfer              1.00
Clerk                12.00
Lib.(145)             1.00
Grantor Tax         225.00
TTF _________         3.00
                    ------
Total $             692.00


        VIRGINIA: CLERK'S OFFICE OF THE CIRCUIT COURT OF FRANKLIN COUNTY

     The foregoing instrument with acknowledgment was admitted to record on September 3, 1999, at 10:06 a.m. in D.B. 658 Page 918

Teste:

Alice S. Hall, Clerk

By: /s/                  , Dep. Clerk
    ---------------------